Utz Brands, Inc. T H I R D Q U A R T E R 2 0 2 3 E A R N I N G S P R E S E N T A T I O N N O V E M B E R 9 , 2 0 2 3

UTZ BRANDS, INC. Q3 2023 Earnings Presentation 2 Disclaimer Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward-looking statements include the expected effects from the COVID-19 pandemic, future plans for the Utz Brands, Inc. (“the Company”), the estimated or anticipated future results and benefits of the Company’s future plans and operations, the benefits of the Company’s productivity initiatives, the impact of the Company’s SKU rationalization program, the effects of the Company’s marketing and innovation initiatives, the benefits of the Company's network optimization efforts, future capital structure, future opportunities for the Company, the effects of inflation or supply chain disruptions, statements regarding the Company’s project balance sheet and liabilities, including net leverage, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by actions by the Company’s competitors’ that result in the Company’s products not suitably differentiated from the products of their competitors; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the risk that the Company may not recognize the anticipated benefits of recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”), which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the ability of the Company to close planned acquisitions; changes in applicable law or regulations; costs related to the Business Combinations and other planned acquisitions; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended January 1, 2023, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Industry Information Unless otherwise indicated, information contained in this presentation or made orally during this presentation concerning the Company’s industry, competitive position and the markets in which it operates is based on information from independent and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from the Company’s internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company’s experience in, and knowledge of, such industry and markets, which the Company believes to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which the Company operates, and the Company’s future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by the Company. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States (“GAAP”) including, but not limited to, Organic Net Sales, Adjusted Gross Profit, Adjusted SD&A, EBITDA, Adjusted EBITDA, Normalized Adjusted EBITDA, Adjusted Net Income, and Adjusted Earnings Per Share, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Business Overview H O W A R D F R I E D M A N C H I E F E X E C U T I V E O F F I C E R UTZ BRANDS, INC. Q3 2023 Earnings Presentation

UTZ BRANDS, INC. Q3 2023 Earnings Presentation 4 Third Quarter Key Takeaways Organic Net Sales growth of 3.1% on top of 12.6% growth in the prior year quarter Aggressive actions to optimize supply chain and product portfolio impacted volume greater than anticipated but helped deliver year- over year Adjusted EBITDA margin expansion of ~90bps Power Brands’ retail sales growth of 5%(1) led by Boulder Canyon®, On The Border®, Zapp’s®, and Utz® potato chips (1) Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 10/1/2023; % YoY Growth compared to the comparable period in the prior year on a pro forma basis. Revising FY’23 Net Sales Outlook and reaffirming Adjusted EBITDA outlook of 8% to 11% growth

UTZ BRANDS, INC. 5 ▪ On target to deliver FY’23 productivity savings of 4% ▪ Reducing manufacturing plants from 17 to 13 ▪ Continued insourcing of co-manufactured volume ▪ Reduced SKU count by 30% over the last two-years ▪ Enhanced procurement capabilities ▪ Outsourced transportation private fleet Aggressive Actions to Optimize Supply Chain and Product Portfolio Q3 2023 Earnings Presentation (4 plants to 3 plants) Carlisle St. plant to be closed in 1Q’24 Utz Manufacturing Plant Network Plants remaining Plants being sold or closed

Summary of Third Quarter 2023 Results 35.8% 36.5 % Net Sales (in Millions) Adj. EBITDA (in Millions) Note: Organic Net Sales, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EBITDA Margin and Adjusted EBITDA, are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. UTZ BRANDS, INC. Q3 2023 Earnings Presentation 6 $47.7 $52.1 3Q’22 3Q’23 +9% $362.8 $371.9 3Q’22 3Q’23 +3% 14.0%13.1% Adj. EBITDA Margin ▪ Organic Net Sales growth led by Power Brands ▪ Third consecutive quarter of Adjusted EBITDA margin year-over-year expansion Adjusted EBITDA Margin YoY Change (as % of Net Sales) +90bps 3Q’22 4Q’22 1Q’23 2Q’23 3Q’23 +40bps +80bps -10bps-120bps

Third Quarter Retail Sales Overview

- Power Brand momentum led by Utz® Potato Chips, On The Border®, Zapp's®, and Boulder Canyon®
- Foundation Brands primarily impacted by supply chain transitions and SKU rationalization

Utz Retail Sales Year-over-Year Growth
(in Millions)



+3.2%
$418.4
$432.0
$364.1
$382.6
Utz Power Brands
+5% YoY Growth
$54.3
$49.4
Utz Foundation Brands
(9%) YoY Decline
3Q'22
3Q'23

	3Q'23 Retail Sales Growth	Key Drivers
Utz	+1%	▪ Lapping sales growth of 22% in the prior year ▪ 25% Potato Chip sales growth in Expansion geographies
On The Border	+19%	▪ Growth across all major channels ▪ Distribution gains in the Food channel in Core geographies
Zapp's	+12%	▪ Continued flavored pretzel distribution and velocity gains ▪ Potato chip growth impacted by C-store distribution
Boulder Canyon	+49%	▪ 70% sales growth in Grocery channel led by distribution gains ▪ Sales growth in Core geographies doubled vs. the prior year

Source: Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 10/1/2023; % YoY growth compared to the comparable period in the prior year on a pro forma basis.

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Q3 2023 Earnings Presentation 7

UTZ BRANDS, INC. Q3 2023 Earnings Presentation 8 Consumption Volume Trends are Improving Utz & Salty Snack Category Retail Volume Quarterly Trends vs. the Prior-Year Period -0.5% -7.3% -6.6% -0.5% -9.0% -8.6% -0.9% -2.2% -1.2% -1.0% -0.9% 0.5% Total Salty Snacks Power Brands 13-weeks ended 1/1/23 4/2/23 7/2/23 10/1/23 Source: Retail sale are Circana Total US MULO-C, custom Utz Brands hierarchy; % YoY growth compared to the comparable period in the prior year on a pro forma basis. ▪ Lapped significant prior year growth in the first half of 2022 ▪ Power Brands’ volume growing faster than the category in 3Q’23

3Q’23 Retail Sales by Sub-Category Total Sub-Category Sub-Category Retail Sales Year-over-Year Growth (13-Weeks Ended 10/1/23) Source: Retail sale are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 10/1/2023; % YoY growth compared to the comparable period in the prior year on a pro forma basis. (1) Based on Salty Snacks and Dips MULO+C Total US IRI data for 52-weeks ended 10/1/2023. Pro forma for acquisitions. UTZ BRANDS, INC. Q3 2023 Earnings Presentation 9 6.5% 3.4% 7.7% 15.4% 7.1% 5.6% 5.6% -5.4% -2.1% -9.4% -0.8% -2.5% -3.9% 1.8% Potato Chips Tortilla Chips Pretzels Cheese Snacks Salsa Queso Pork Rinds ▪ Delivering growth across our three largest sub-categories ▪ Cheese impacted by lapping Mass channel promotional features; Pork performance is being addressed 40% 19% 12% 8% 6% 4% 11% Potato Chips Tortilla Chips Pretzels Cheese Dips Pork Other Retail Sales Breakdown(1) By Product Type Lapping Utz Salsa and Queso prior year growth of 22% and 65%, respectively

3Q'23 Retail Sales by Geography

- Core performance due to lapping Utz® brand prior year growth of 20% and Foundation Brand declines
- Expansion share gains led by Power Brands with strong distribution gains

Geographic Retail Sales Year-over-Year Growth
(13-Weeks Ended 10/1/23)



CORE
EXPANSION
5.5%
1.6%
3.0%
6.0%
5.8%
8.4%
Total Salty Snacks
utz BRANDS
utz BRANDS Power Brands

Source: Retail sales are IRI Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 10/1/2023; % YoY Growth compared to the comparable period in the prior year on a pro forma basis.

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UTZ BRANDS, INC. Q3 2023 Earnings Presentation Financial Performance A J A Y K A T A R I A C H I E F F I N A N C I A L O F F I C E R

Third Quarter Financial Results Summary

- **Organic Net Sales growth of +3.1%**
  - +3.7% price realization partially offset by (0.6%) volume/mix
  - +2.7% volume/mix excluding SKU rationalization of (3.3%)
  - Benefit from earlier than planned holiday shipments
- **Adjusted Gross Margin decline of (22 bps)**
  - Estimate IO conversions adversely impacted Adjusted Gross Margin by approximately (60 bps)
- **Adjusted SD&A Expense leverage of 97bps**
  - Reduction in selling costs from the shift to IO's, lower administrative expenses, and productivity savings
- **Adjusted EPS growth of 9.2%**
  - Higher Adj. EBITDA and favorable tax rate partially offset by higher interest expense

Note: Organic Net Sales, Adjusted SD&A, Adjusted Gross Profit, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

In $ millions, except per share amounts	3Q'23 13-weeks ended October 1, 2023	3Q'22 13-weeks Ended October 2, 2022	YoY Change
Net Sales	**371.9**	**362.8**	**+2.5%**
Organic Net Sales	**374.2**	**362.8**	**+3.1%**
Adj. Gross Profit	**135.1**	**132.6**	**+1.9%**
% of net sales	*36.3%*	*36.5%*	*(22 bps)*
Adj. SD&A Expense	**83.0**	**84.5**	**(1.8%)**
% of net sales	*22.3%*	*23.3%*	*+97 bps*
Adj. EBITDA	**52.1**	**47.7**	**+9.2%**
% of net sales	*14.0%*	*13.1%*	*+87 bps*
Adj. Net Income	**24.6**	**22.5**	**+9.5%**
Adj. EPS	**$0.17**	**$0.16**	**+9.2%**

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3Q'23 Net Sales Bridge

- **Total net sales growth of +2.5%** and Organic Net Sales growth of +3.1%
- **Supply chain and product portfolio optimization actions** impacted volume greater than anticipated
- **Volume/mix growth of +2.7%** excluding the estimated impact from SKU rationalization of approximately (3.3%)
- **Impact from conversion** of company-owned direct store delivery ("DSD") routes to IOs of (0.6%) with conversion nearly complete

Note: Organic Net Sales is a Non-GAAP financial measure.
Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

3Q'23 Net Sales YoY Growth Decomposition



3.7%
2.7%
-3.3%
3.1%
-0.6%
2.5%
Price
Volume/Mix ex-SKU Rationalization
SKU(1) Rationalization
3Q'23 Organic Net Sales Growth
IO(2) Conversions
3Q'23 Total Net Sales Growth

(1) SKU rationalization based on Utz estimates.
(2) Estimated impact due to conversion of employee-serviced DSD routes to independent operator-serviced routes.

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Q3 2023 Earnings Presentation 13

3Q’23 Adjusted EBITDA Margin Decomposition UTZ BRANDS, INC. Q3 2023 Earnings Presentation 14 ▪ Net price realization from 2022 actions to counter inflation ▪ Volume/mix flat with favorable mix primarily due to SKU rationalization offset by lower volume ▪ Benefits from productivity ▪ Lower administrative and selling expenses more than offset by increased investments to support growth ▪ Continued commodity and labor inflation 3Q’23 Adjusted EBITDA Margin Bridge (1) Represents savings realized during Q3 2023 as a % of prior year net sales. (2) Excludes Distribution Expense. 3Q’22 3.7% Price 0.0% Vol/Mix 2.8% Productivity Savings -0.4% Selling & Admin Exp -5.3% Inflation 3Q’23 13.1% 14.0% (2) Note: Adjusted EBITDA Margin is a Non-GAAP financial measure. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1)

UTZ BRANDS, INC. Q3 2023 Earnings Presentation 15 Cash Flow and Balance Sheet Highlights Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) Includes $10.1M of Distributions to Non-controlling Interest. (2) Includes Term Loan, ABL Facility and Capital Leases. Capital Leases include equipment term loans and excludes the impact of step-up accounting. (3) Net Leverage Ratio is a Non-GAAP financial measure and is based on Normalized Adjusted EBITDA of $181.8M. As of January 1, 2023 Cash Flow Highlights 39-Weeks Ended October 1, 2023 Net Cash From Operations $49.1M Capital Expenditures $45.7M Dividends and Distributions Paid(1) $24.1M Balance Sheet Highlights As October 1, 2023 Cash and Cash Equivalents $60.1M Gross Debt(2) $936.0M Net Debt $875.9M Net Leverage Ratio(3) 4.8x

Strong Liquidity and No Significant Debt Maturities Until 2028

- **~70% of total long-term debt fixed** at ~4.7% via interest rate swaps, which are significantly favorable to the market
- **Liquidity of ~$209M** with ABL availability of ~$149M as of October 1, 2023
- **Covenant-light debt structure** with no financial maintenance covenants on Term Loan B and ABL covenant only triggered if borrowing capacity is less than $13M
- **Utz is focused on de-leveraging**
  - 3Q'23 Net Leverage ratio of 4.8x based on LTM Normalized Adjusted EBITDA of $181.8M[1]
  - FY'23 year-end leverage target of below 4.5x
  - Long-term target of 3x – 4x

Debt Maturities Schedule *(in $M as of 10/1/23[2])*



773
273
500
225
20
81
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
ABL
Term Loan B (fixed)
Term Loan B (floating)
Real Estate Term Loan (fixed)

1) Net Leverage Ratio is a Non-GAAP financial measure. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. NLR based on LTM Adjusted EBITDA.
2) Maturities represent Term Loan B, Real Estate Loan and ABL, and excludes equipment loans of $50.4M, finance leases of $10.7M, and deferred financing fees of $9.2M.

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Updating Fiscal 2023 Outlook

- Adjusting our Net Sales outlook to reflect supply chain transition impacts and consumer trends
- Reaffirming Adjusted EBITDA guidance due to stepped up pace of productivity and other cost savings

Fiscal 2023 Growth versus Fiscal 2022 Actual Results

Net Sales	**+2% to 3% Total growth** ***(previously +3% to 5%)*** **+3% to 4% Organic growth** ***(previously +4% to 6%)***	▪ Organic Net Sales growth led by price, and volume/mix modestly lower vs fiscal 2022 primarily due to SKU rationalization impact of (~300 bps) ▪ Sales growth supported by increased marketing and innovation, and continued distribution gains ▪ Estimated IO route conversion negative impact of (~1%) on total net sales growth and expect conversion to be substantially complete in 2H'23
Adjusted EBITDA	**+8% to 11% growth** ***(unchanged)***	▪ Gross input cost inflation of high-single-digits ▪ Adj. EBITDA margin expansion through SD&A expense leverage primarily driven by strong productivity savings and other cost savings, with continued investments in brand marketing, people, selling infrastructure, and supply chain capabilities
Additional Assumptions:		▪ Effective normalized tax rate of between 17% to 18% (previously 20% to 22%)[(1)] ▪ Net interest expense of approximately $55M ▪ Capital expenditures of between $50M to $55M ▪ Net leverage below 4.5x at year-end fiscal 2023

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
(1) Normalized GAAP basis tax expense, which excludes one-time items.

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Q3 2023 Earnings Presentation
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UTZ BRANDS, INC. 18 Well-Positioned for Fiscal 2024 and Beyond Advantaged Power Brand portfolio with significant geographic expansion opportunity in attractive Salty Snack category Aggressive supply chain and portfolio optimization actions enabling margin expansion Capabilities enhanced with investments in people, process and technology Balance sheet deleveraging to enable financial flexibility Q3 2023 Earnings Presentation

Appendix UTZ BRANDS, INC. Q3 2023 Earnings Presentation

UTZ BRANDS, INC. 20 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Q3 2023 Earnings Presentation See footnotes in Utz’s 3Q’23 earnings press release dated November 9, 2023.

UTZ BRANDS, INC. 21 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Q3 2023 Earnings Presentation See footnotes in Utz’s 3Q’23 earnings press release dated November 9, 2023.

UTZ BRANDS, INC. 22 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Q3 2023 Earnings Presentation See footnotes in Utz’s 3Q’23 earnings press release dated November 9, 2023.

UTZ BRANDS, INC. 23 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Q3 2023 Earnings Presentation See footnotes in Utz’s 3Q’23 earnings press release dated November 9, 2023.

UTZ BRANDS, INC. 24 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Q3 2023 Earnings Presentation See footnotes in Utz’s 3Q’23 earnings press release dated November 9, 2023.

Utz Geographic Classifications


WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
GA
FL
OH
PA
WV
VA
NC
SC
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
AK
HI
Core
Expansion

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